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                                                                   EXHIBIT 10.17

                                     FORM OF
                                LOCK-UP AGREEMENT



                                 August ____, 1998


SanTi Group, Inc.
14901 Quorum Drive
Suite 200
Dallas, Texas 75240

            Re: Registration of 8,113,379 Shares of Common Stock of SanTi Group, Inc. (the "Company")

Ladies and Gentlemen:

            The undersigned officer or director is the beneficial owner of _________ shares of common stock, $.0001 par value per share ("Common Stock"), of SanTi Group, Inc. (the "Company"). The undersigned understands that the Company has filed a Registration Statement on Form S-1 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") for the registration of approximately 8,113,379 shares of Common Stock (the "Registration").

            In order to induce the Company to proceed with the Registration, at its expense, the undersigned agrees, for the benefit of the Company, the undersigned will not, without the prior written consent of the Company, directly or indirectly, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase, transfer or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of an option to purchase or other sale or disposition) of (i) any shares of Common Stock subject to the Registration Statement (the "Shares") or (ii) other capital stock or any securities convertible into, or exercisable or exchangeable for, any shares of Common Stock, beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned on the date hereof or hereafter acquired for a period of 180 days (with respect to 25% of the Shares) to 365 days (with respect to the remaining 75% of the Shares) after the date of the final Prospectus filed with the Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the "Act") promulgated by the Commission or if no filing under Rule 424(b) is made, the date of the final Prospectus included in the Registration Statement when declared effective under the Act, provided, however, that the undersigned may make the following transfers: (i) bona fide gifts and transfers effected by the undersigned other than on any securities exchange or in the over-the-counter market to donees or transferees that agree to execute


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an agreement in the form of this agreement and to be bound by the restrictions described herein and therein; (ii) transfers to the transferor's affiliates, as such term is defined in Rule 405 promulgated under the Act, provided the transferee agrees in writing to be bound by the terms hereof, or (iii) transfers made with the prior written consent of the Company, which consent must be approved unanimously by the non-employee members of the Board.

            Further, the undersigned agrees that prior to the effective date of the Registration Statement, the undersigned will not, without the prior written consent of the Company, other than as disclosed in the Registration Statement, directly or indirectly, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of an option to purchase or other sale or disposition) of (i) any Shares or (ii) other capital stock or any securities convertible into, or exercisable or exchangeable for, any shares of Common Stock or other capital stock of the Company or any right to purchase or acquire Common Stock or other capital stock of the Company, beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned on the date hereof or hereafter acquired without first requiring any such offering or acquiring parties to execute and deliver to you an agreement of substantially similar to this Agreement.

                  This letter shall bind the undersigned and his heirs, personal representatives and assigns.


                                                   Very truly yours,




                                                   -----------------------------
                                                   Signature
                                                   Name: